Oppenheimer
Global Strategic Income Fund/VA
Share Classes:
Non-Service Shares
Service Shares
Summary Prospectus        April 30, 2018
A series of Oppenheimer Variable Account Funds

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2018, and through page 65 of its most recent Annual Report, dated December 31, 2017, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.
Shareholder Fees
(fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares
Management Fees[2]	0.61%	0.61%

Distribution and/or Service (12b-1) Fees	None	0.25%

Other Expenses

Other Expenses of the Fund	0.23%	0.23%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.85%	1.10%

Fee Waiver and/or Expense Reimbursement[3]	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	1.04%
1.	Expenses have been restated to reflect current fees.
2.	“Management Fees” reflects the gross management fees paid to the Manager by the Fund and the gross management fee of the Subsidiary for its most recent fiscal year.
3.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example.The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Sales charges and fees for the variable life insurance policy, variable annuity or other investment product offered by participating insurance companies are not charged by the Fund and are not reflected in the

Example. Expenses would be higher if those fees were included. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:
	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$81	$266	$467	$1,048

Service Shares	$107	$346	$604	$1,342
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies. The Fund invests mainly in debt securities in three market sectors: Foreign governments and issuers, U.S. government securities, and lower-grade, high-yield securities of U.S. and foreign issuers (commonly referred to as “junk bonds”). A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due.
Under normal market conditions, the Fund invests in each of the three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund’s portfolio managers believe that it offers the best investment opportunity. Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may also invest in securities outside of these three market sectors, as further described in the prospectus and the Fund’s Statement of Additional Information.
The Fund’s foreign investments may include debt securities issued by foreign governments or companies in both developed markets and emerging markets. The Fund has no limitations regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.
The Fund’s debt investments typically include: U.S. and foreign government bonds and notes, collateralized mortgage obligations (CMOs) and other mortgage-related securities, domestic and foreign corporate debt obligations, “structured” notes, “zero coupon” and “stripped” securities, participation interests in loans, investments in loan pools and asset-backed securities. The Fund normally invests a substantial amount of its assets in lower-grade, high-yield debt securities, and can do so without limit.
The Fund can invest in investment grade or lower-grade, high-yield debt securities. “Investment grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service or S&P Global Ratings. The Fund may also invest in unrated securities, in which case the Fund’s Sub-Adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Although the Fund normally invests a substantial portion of its assets in lower-grade, high-yield debt securities, it can buy investment-grade debt securities without limit.
The Fund may also use certain types of derivative instruments for investment purposes or for hedging, including: options, futures, forward contracts, swaps, certain mortgage-related securities, “structured”notes, and event-linked bonds.
The Fund actively manages foreign currency exposure to seek to reduce risk and enhance return. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.
The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund’s diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering a balance of income and total return, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time.
The Fund may sell securities that the portfolio managers believe are no longer favorable based on these factors.
The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities

Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may fall due to adverse changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Because the Fund can invest without limit in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities.
Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.
Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-backed securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. In addition, a substantial portion of the Fund’s assets may be subject to “forward roll” transactions (also referred to as “mortgage dollar rolls”) at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.
Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors’ relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Risks of Investments in the Fund’s Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands (where the Subsidiary is incorporated) could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
Risks of Investing in Regulation S Securities. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Risks of Senior Loans and Other Loans. The Fund may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.” Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. The Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.
Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans are expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interests rates do and therefore should more closely track market movements in interest rates.
Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.
To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Fund undertakes such measures, the Fund’s ability to pay redemption proceeds in a timely manner may be adversely affected, as well as the Fund’s performance.
If the Fund invests in a loan via a participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Fund has to the creditworthiness of the borrower.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
Risks of Investments in Other Investment Companies. As an investor in another investment company, the Fund would be subject to the risks of that investment company’s portfolio. Investing in another investment company may also involve paying a premium above the value of that investment company’s portfolio securities and is subject to a ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the payment of any premiums, expenses or sales charges. The Investment Company Act of 1940 also imposes limitations on mutual funds’ investments in other investment companies.
The Fund may also invest in exchange-traded funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
Who is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Non-Service Shares performance from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table, compare with those of broad measures of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at: https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA

During the period shown, the highest return before taxes for a calendar quarter was 10.00% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -9.84% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund’s shares.
Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years
Non-Service Shares (inception 5/3/1993)	6.27%	2.59%	4.31%

Service Shares (inception 3/19/2001)	6.04%	2.33%	4.03%

Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
(reflects no deductions for fees, expenses, or taxes)
Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Hemant Baijal, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since January 2018. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009. Ruta Ziverte has been a Vice President and portfolio manager of the Fund since January 2017. Chris Kelly, CFA has been a Vice President and portfolio manager of the Fund since January 2017.
Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.
Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, provided certain requirements are met, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Global Strategic Income Fund/VA
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287

Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924

Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

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